                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 19, 1998



                       Williams Holdings of Delaware, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       000-20555                    73-1455707
---------------                  -----------                 ---------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                              74172
---------------------------------------                          --------
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000



                                 Not Applicable
            ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.


     The board of directors of The Williams Companies, Inc., the parent company of Williams Holdings of Delaware, Inc. (the "Company") has authorized Williams Communications Group, Inc., a wholly owned, direct subsidiary of the Company, to sell a minority interest in its business to the public.

     Item 7. Exhibits.

The Company files the following exhibit as part of this report:

     Exhibit 99. Copy of press release, November 19, 1998, publicly announcing the information reported herein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE WILLIAMS COMPANIES, INC.



Date: November 23, 1998           /s/  William G. von Glahn
                                  ---------------------------
                                  Name:  William G. von Glahn
                                  Title: Senior Vice President
                                         and General Counsel

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
------                   -----------
 99                      Press Release dated November 19, 1998 publicly
                         announcing the information reported herein.